UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 12, 2009

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2009, Supertel Hospitality, Inc. (the “Company”) announced the tax treatment of dividends paid in 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

On January 12, 2009, the Company also announced that it was cancelling the conversion rights on its Series A Convertible Preferred Stock. A copy of the Company’s press release and notice of cancellation of conversion rights are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 12, 2009
99.2	Press Release dated January 12, 2009
99.3	Notice of Cancellation of Conversion Rights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: January 12, 2009	By:	/s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description	Page. No.
99.1	Press Release dated January 12, 2009
99.2	Press Release dated January 12, 2009
99.3	Notice of Cancellation of Conversion Rights